FOR IMMEDIATE RELEASE

Contact:	Emily Claffey/Benjamin Spicehandler /Columbia Clancy
Sard Verbinnen & Co
212-687-8080
Conrad Harrington
Sard Verbinnen & Co - Europe
+44 (0)20 3178 8914
J. Bryant Kirkland III, Vector Group Ltd.
305-579-8000
VECTOR GROUP REPORTS SECOND QUARTER 2019 FINANCIAL RESULTS

MIAMI, FL, August 7, 2019 - Vector Group Ltd. (NYSE:VGR) today announced financial results for the three and six months ended June 30, 2019.

GAAP Financial Results

Second quarter 2019 revenues were $538.4 million, compared to revenues of $481.5 million in the second quarter of 2018. The Company recorded operating income of $76.2 million in the second quarter of 2019, compared to operating income of $61.9 million in the second quarter of 2018. Net income attributed to Vector Group Ltd. for the second quarter of 2019 was $39.3 million, or $0.27 per diluted common share, compared to net income of $17.8 million, or $0.12 per diluted common share, in the second quarter of 2018.

For the six months ended June 30, 2019 revenues were $959.4 million, compared to revenues of $910.5 million for the six months ended June 30, 2018. The Company recorded operating income of $118.8 million for the six months ended June 30, 2019, compared to operating income of $109.9 million for the six months ended June 30, 2018. Net income attributed to Vector Group Ltd. for the six months ended June 30, 2019 was $54.3 million, or $0.35 per diluted common share, compared to a net income of $25.0 million, or $0.15 per diluted common share, for the six months ended June 30, 2018.

Non-GAAP Financial Measures

Non-GAAP financial measures also include adjustments for purchase accounting associated with the Company’s 2013 acquisition of an additional 20.59% interest in Douglas Elliman Realty, LLC, the impact of non-controlling interest associated with the 29.41% of Douglas Elliman Realty, LLC that was purchased by the Company on December 31, 2018, litigation settlements and judgments, settlements of long-standing disputes related to the Master Settlement Agreement in the Tobacco segment, net interest expense capitalized to real estate ventures, stock-based compensation expense (for purposes of Adjusted EBITDA only) and non-cash interest expense associated with the Company’s convertible debt. Reconciliations of non-GAAP financial measures to the comparable GAAP financial results for the three and six months ended June 30, 2019 and 2018 are included in Tables 2 through 7.

Three months ended June 30, 2019 compared to the three months ended June 30, 2018
Second quarter of 2019 Adjusted EBITDA attributed to Vector Group (as described in Table 2 attached hereto) were $83.5 million, compared to $67.5 million for the second quarter of 2018.
Adjusted Net Income (as described in Table 3 attached hereto) was $43.2 million, or $0.29 per diluted share, for the second quarter of 2019, and $27.8 million or $0.19 per diluted share for the second quarter of 2018.
Adjusted Operating Income (as described in Table 4 attached hereto) was $76.9 million for the second quarter of 2019, compared to $60.0 million for the second quarter of 2018.
Six months ended June 30, 2019 compared to the six months ended June 30, 2018
Adjusted EBITDA attributed to Vector Group Ltd. (as described in Table 2 attached hereto) were $133.2 million for the six months ended June 30, 2019 compared to $118.0 million for the six months ended June 30, 2018.
Adjusted Net Income (as described in Table 3 attached hereto) was $56.1 million, or $0.37 per diluted share, for the six months ended June 30, 2019, and $33.4 million, or $0.21 per diluted share for the six months ended June 30, 2018.
Adjusted Operating Income (as described in Table 4 attached hereto) was $119.5 million for the six months ended June 30, 2019 compared to $102.5 million for the six months ended June 30, 2018.

Tobacco Segment Financial Results
For the second quarter of 2019, the Tobacco segment had revenues of $294.5 million, compared to $274.8 million for the second quarter of 2018. For the six months ended June 30, 2019, the Tobacco segment had revenues of $551.3 million, compared to $541.9 million for the six months ended June 30, 2018.
Operating Income from the Tobacco segment was $68.7 million and $128.8 million for the three and six months ended June 30, 2019, compared to $62.5 million and $125.9 million for the three and six months ended June 30, 2018.
Non-GAAP Financial Measures
Tobacco Adjusted Operating Income (as described in Table 5 attached hereto) for the second quarter of 2019 and 2018 was $69.3 million and $60.2 million, respectively. Tobacco Adjusted Operating Income for the six months ended June 30, 2019 and 2018 was $129.5 million and $120.2 million, respectively.
For the second quarter of 2019, the Tobacco segment had conventional cigarette (wholesale) shipments of approximately 2.38 billion units, compared to 2.30 billion units for the second quarter of 2018. For the six months ended June 30, 2019, the Tobacco segment had conventional cigarette (wholesale) shipments of approximately 4.46 billion units compared to 4.54 billion units for the six months ended June 30, 2018.
Liggett’s retail market share increased to 4.2% for both the second quarter and the six months ended June 30, 2019, compared to 4.1% for both the second quarter and the six months ended June 30, 2018. Compared to the second quarter of 2018, Liggett’s retail shipments declined by 3.4% while the overall industry’s retail shipments declined by 6.1%. Compared to the six months ended June 30, 2018, Liggett’s retail shipments declined by 2.8% while the overall industry’s retail shipments declined by 5.8%, according to data from Management Science Associates, Inc.

Real Estate Segment Financial Results
For the second quarter of 2019, the Real Estate segment had revenues of $243.9 million, compared to $206.7 million for the second quarter of 2018. For the six months ended June 30, 2019, the Real Estate segment had revenues of $408.1 million, compared to $368.5 million for the six months ended June 30, 2018. For the second quarter of 2019, the Real Estate segment reported net income of $15.3 million, compared to a net income of $2.9 million for the second quarter of 2018. For the six months ended June 30, 2019, the Real Estate segment reported a net income of $6.2 million, compared to net loss of $5.6 million for the six months ended June 30, 2018.
Douglas Elliman’s results are included in Vector Group Ltd.’s Real Estate segment. For the second quarter of 2019, Douglas Elliman had revenues of $243.0 million, compared to $205.6 million for the second quarter of 2018. For the six months ended June 30, 2019, Douglas Elliman had revenues of $404.8 million, compared to $365.0 million for the six months ended June 30, 2018. For the second quarter of 2019, Douglas Elliman reported a net income of $15.1 million, compared to net income of $5.9 million for the second quarter of 2018. For the six months ended June 30, 2019, Douglas Elliman reported net income of $4.7 million, compared to net loss of $2.2 million for the six months ended June 30, 2018.

Non-GAAP Financial Measures
For the second quarter of 2019, Real Estate Adjusted EBITDA attributed to the Company (as described in Table 6 attached hereto) were $16.5 million, compared to $9.0 million for the second quarter of 2018.
For the six months ended June 30, 2019, Real Estate Adjusted EBITDA attributed to the Company were $8.6 million, compared to $1.4 million for the six months ended June 30, 2018.
Douglas Elliman’s results are included in Vector Group Ltd.’s Real Estate segment. For the second quarter of 2019, Douglas Elliman’s Adjusted EBITDA (as described in Table 7 attached hereto) were $16.6 million, compared to $8.4 million for the second quarter of 2018.
For the six months ended June 30, 2019, Douglas Elliman’s Adjusted EBITDA were $7.7 million, compared to a loss of $0.2 million for the six months ended June 30, 2018.
For the three and six months ended June 30, 2019, Douglas Elliman achieved closed sales of approximately $8.9 billion and $14.7 billion, respectively, compared to $7.5 billion and $13.6 billion for the three and six months ended June 30, 2018, respectively.

Non-GAAP Financial Measures
Adjusted EBITDA, Adjusted Net Income, Adjusted Operating Income, Tobacco Adjusted Operating Income, Tobacco Adjusted EBITDA, New Valley LLC Adjusted EBITDA and Douglas Elliman Realty, LLC Adjusted EBITDA (“the Non-GAAP Financial Measures”) are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the Non-GAAP Financial Measures are important measures that supplement discussions and analysis of its results of operations and enhances an understanding of its operating performance. The Company believes the Non-GAAP Financial Measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures and ages of related assets among otherwise comparable companies.

On December 31, 2018, New Valley LLC, the real estate subsidiary of Vector Group Ltd, acquired the 29.41% interest in Douglas Elliman Realty, LLC it did not previously own. Vector Group Ltd. has adjusted its presentation of Non-GAAP Financial Measures in Tables 2, 3, 6 and 7 to assume the transaction occurred on January 1, 2018 and to improve comparability between the three and six months ended June 30, 2019 and 2018, respectively, as well as the twelve months ended June 30, 2019. Please refer to Vector Group Ltd.’s Form 8-K, which is dated May 3, 2019, for additional information.

Management uses the Non-GAAP Financial Measures as measures to review and assess operating performance of the Company’s business, and management and investors should review both the overall performance (GAAP net income) and the operating performance (the Non-GAAP Financial Measures) of the Company’s business. While management considers the Non-GAAP Financial Measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, the Non-GAAP Financial Measures are susceptible to varying calculations and the Company’s measurement of the Non-GAAP Financial Measures may not be comparable to those of other companies. Attached hereto as Tables 2 through 7 is information relating to the Company’s Non-GAAP Financial Measures for the three and six months ended June 30, 2019 and 2018.

Conference Call to Discuss Second Quarter 2019 Results

As previously announced, the Company will host a conference call and webcast on Wednesday, August 7, 2019 at 8:30 AM (ET) to discuss its second quarter 2019 results. Investors can access the call by dialing 800-859-8150 and entering 92558590 as the conference ID number. The call will also be available via live webcast at https://www.investornetwork.com/event/presentation/51729. Webcast participants should allot extra time to register before the webcast begins.

A replay of the call will be available shortly after the call ends on August 7, 2019 through August 21, 2019. To access the replay, dial 877-656-8905 and enter 92558590 as the conference ID number. The archived webcast will also be available at https://www.investornetwork.com/event/presentation/51729 for one year.

Vector Group is a holding company for Liggett Group LLC, Vector Tobacco Inc., New Valley LLC, and Douglas Elliman Realty, LLC. Additional information concerning the company is available on the Company’s website, www.VectorGroupLtd.com.

[Financial Tables Follow]

TABLE 1
VECTOR GROUP LTD. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
	(Unaudited)		(Unaudited)
Revenues:
Tobacco*	$294,501	$274,833	$551,257	$541,949
Real estate	243,931	206,655	408,099	368,505
Total revenues	538,432	481,488	959,356	910,454

Expenses:
Cost of sales:
Tobacco*	204,461	192,761	381,764	377,723
Real estate	163,713	140,005	272,430	249,318
Total cost of sales	368,174	332,766	654,194	627,041

Operating, selling, administrative and general expenses	93,359	86,336	185,673	175,412
Litigation settlement and judgment expense (income)	655	525	655	(1,944)
Operating income	76,244	61,861	118,834	109,945

Other income (expenses):
Interest expense	(32,753)	(48,421)	(70,273)	(94,368)
Change in fair value of derivatives embedded within convertible debt	3,788	10,717	14,137	21,284
Equity in earnings (losses) from real estate ventures	6,391	(2,112)	3,952	(8,672)
Other, net	3,096	9,711	11,898	9,179
Income before provision for income taxes	56,766	31,756	78,548	37,368
Income tax expense	17,459	12,760	24,208	14,708

Net income	39,307	18,996	54,340	22,660

Net loss (income) attributed to non-controlling interest	—	(1,178)	(80)	2,369

Net income attributed to Vector Group Ltd.	$39,307	$17,818	$54,260	$25,029

Per basic common share:

Net income applicable to common share attributed to Vector Group Ltd.	$0.27	$0.12	$0.36	$0.15

Per diluted common share:

Net income applicable to common share attributed to Vector Group Ltd.	$0.27	$0.12	$0.35	$0.15

* Revenues and cost of sales include federal excise taxes of $119,943, $115,970, $224,576 and $228,771, respectively.

TABLE 2
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended		Six Months Ended
	June 30,	June 30,		June 30,
	2019	2019	2018	2019	2018

Net income attributed to Vector Group Ltd.	$87,336	$39,307	$17,818	$54,260	$25,029
Interest expense	179,685	32,753	48,421	70,273	94,368
Income tax expense	31,052	17,459	12,760	24,208	14,708
Net income (loss) attributed to non-controlling interest	2,351	—	1,178	80	(2,369)
Depreciation and amortization	18,403	4,224	4,749	8,932	9,336
EBITDA	$318,827	$93,743	$84,926	$157,753	$141,072
Change in fair value of derivatives embedded within convertible debt (a)	(37,842)	(3,788)	(10,717)	(14,137)	(21,284)
Equity in (earnings) losses from real estate ventures (b)	(27,070)	(6,391)	2,112	(3,952)	8,672
Loss on extinguishment of debt	4,066	—	—	—	—
Stock-based compensation expense (c)	9,885	2,338	2,456	4,774	4,840
Litigation settlement and judgment expense (income) (d)	815	655	525	655	(1,944)
Impact of MSA settlement (e)	—	—	(2,808)	—	(6,298)
Purchase accounting adjustments (f)	247	—	179	—	361
Other, net	(6,640)	(3,096)	(9,711)	(11,898)	(9,179)
Adjusted EBITDA	$262,288	$83,461	$66,962	$133,195	$116,240
Adjusted EBITDA attributed to non-controlling interest	(5,109)	—	(1,906)	—	1,790
Adjustment to reflect additional 29.41% of Adjusted EBITDA from Douglas Elliman Realty, LLC (g)	3,385	—	2,464	—	(66)
Adjusted EBITDA attributed to Vector Group Ltd.	$260,564	$83,461	$67,520	$133,195	$117,964

Adjusted EBITDA by Segment
Tobacco	$258,280	$71,256	$62,328	$133,378	$124,307
Real Estate (h)	20,017	16,477	8,464	8,569	(294)
Corporate and Other	(16,009)	(4,272)	(3,830)	(8,752)	(7,773)
Total	$262,288	$83,461	$66,962	$133,195	$116,240

Adjusted EBITDA Attributed to Vector Group Ltd. by Segment
Tobacco	$258,280	$71,256	$62,328	$133,378	$124,307
Real Estate (h)	18,293	16,477	9,022	8,569	1,430
Corporate and Other	(16,009)	(4,272)	(3,830)	(8,752)	(7,773)
Total	$260,564	$83,461	$67,520	$133,195	$117,964

a.	Represents income recognized from changes in the fair value of the derivatives embedded in the Company’s convertible debt.

b.	Represents equity in (earnings) losses recognized from the Company’s investment in certain real estate businesses that are not consolidated in its financial results.

c.	Represents amortization of stock-based compensation.

d.	Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation and proceeds received from a litigation award at Douglas Elliman Realty, LLC.

e.	Represents the Company’s tobacco segment’s settlement of a long-standing dispute related to the Master Settlement Agreement.

f.	Represents purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company’s ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

g.
Represents 29.41% of Douglas Elliman Realty LLC's Adjusted EBITDA in the respective periods. On December 31, 2018, the Company increased its ownership of Douglas Elliman Realty, LLC from 70.59% to 100%.

h.
Includes Adjusted EBITDA for Douglas Elliman Realty, LLC of $19,166 for the last twelve months ended June 30, 2019 and $16,649, $8,379, $7,658 and negative $224 for the three and six months ended June 30, 2019 and 2018, respectively. Amounts reported in this footnote reflect 100% of Douglas Elliman Realty, LLC’s entire Adjusted EBITDA.

TABLE 3
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED NET INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018

Net income attributed to Vector Group Ltd.	$39,307	$17,818	$54,260	$25,029

Change in fair value of derivatives embedded within convertible debt	(3,788)	(10,717)	(14,137)	(21,284)
Non-cash amortization of debt discount on convertible debt	5,447	20,386	13,972	38,579
Litigation settlement and judgment income (a)	655	525	655	(1,944)
Impact of MSA settlement (b)	—	(2,808)	—	(6,298)
Impact of net interest expense capitalized to real estate ventures	3,006	4,324	2,076	2,371
Douglas Elliman Realty, LLC purchase accounting adjustments (c)	—	380	—	755
Adjustment to reflect additional 29.41% of net income from Douglas Elliman Realty, LLC (d)	—	1,737	—	(644)
Total adjustments	5,320	13,827	2,566	11,535

Tax expense related to adjustments	(1,467)	(3,868)	(705)	(3,213)

Adjusted Net Income attributed to Vector Group Ltd.	$43,160	$27,777	$56,121	$33,351

Per diluted common share:

Adjusted Net Income applicable to common shares attributed to Vector Group Ltd.	$0.29	$0.19	$0.37	$0.21

a.
Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation and proceeds received from a litigation award at Douglas Elliman Realty, LLC, net of non-controlling interest.

b.	Represents the Company’s tobacco segment’s settlement of a long-standing dispute related to the Master Settlement Agreement.

c.
Represents 100% of purchase accounting adjustments in the periods presented for assets acquired in connection with the Company’s acquisition of the 20.59% of Douglas Elliman Realty, LLC on December 31, 2013.

d.
Represents 29.41% of Douglas Elliman Realty LLC's net income in the respective 2018 period. On December 31, 2018, the Company increased its ownership of Douglas Elliman Realty, LLC from 70.59% to 100%.

TABLE 4
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED OPERATING INCOME
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended		Six Months Ended
	June 30,	June 30,		June 30,
	2019	2019	2018	2019	2018

Operating income	$232,938	$76,244	$61,861	$118,834	$109,945

Litigation settlement and judgment expense (income) (a)	815	655	525	655	(1,944)
Impact of MSA settlement (b)	—	—	(2,808)	—	(6,298)
Douglas Elliman Realty, LLC purchase accounting adjustments (c)	651	—	380	—	755
Total adjustments	1,466	655	(1,903)	655	(7,487)

Adjusted Operating Income (d)	$234,404	$76,899	$59,958	$119,489	$102,458

a.	Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation and proceeds received from a litigation award at Douglas Elliman Realty, LLC.

b.	Represents the Company’s tobacco segment’s settlement of a long-standing dispute related to the Master Settlement Agreement.

c.	Amounts represent purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company’s ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

d.	Does not include a reduction for 29.41% non-controlling interest in Douglas Elliman Realty, LLC. for the last twelve months ended June 30, 2019 and three and six months ended June 30, 2018.

TABLE 5
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF TOBACCO ADJUSTED OPERATING INCOME
AND TOBACCO ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended		Six Months Ended
	June 30,	June 30,		June 30,
	2019	2019	2018	2019	2018

Tobacco Adjusted Operating Income:
Operating income from tobacco segment	$249,396	$68,651	$62,515	$128,795	$125,926

Litigation settlement and judgment expense (a)	815	655	525	655	525
Impact of MSA settlement (b)	—	—	(2,808)	—	(6,298)
Total adjustments	815	655	(2,283)	655	(5,773)

Tobacco Adjusted Operating Income	$250,211	$69,306	$60,232	$129,450	$120,153

	LTM	Three Months Ended		Six Months Ended
	June 30,	June 30,		June 30,
	2019	2019	2018	2019	2018

Tobacco Adjusted EBITDA:
Operating income from tobacco segment	$249,396	$68,651	$62,515	$128,795	$125,926

Litigation settlement and judgment expense (a)	815	655	525	655	525
Impact of MSA settlement (b)	—	—	(2,808)	—	(6,298)
Total adjustments	815	655	(2,283)	655	(5,773)

Tobacco Adjusted Operating Income	250,211	69,306	60,232	129,450	120,153

Depreciation and amortization	8,005	1,950	2,075	3,907	4,112
Stock-based compensation expense	64	—	21	21	42
Total adjustments	8,069	1,950	2,096	3,928	4,154

Tobacco Adjusted EBITDA	$258,280	$71,256	$62,328	$133,378	$124,307

a.	Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation.

b.	Represents the Company’s tobacco segment’s settlement of a long-standing dispute related to the Master Settlement Agreement.

TABLE 6
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF REAL ESTATE SEGMENT (NEW VALLEY LLC) ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended		Six Months Ended
	June 30,	June 30,		June 30,
	2019	2019	2018	2019	2018

Net income (loss) attributed to Vector Group Ltd. from subsidiary non-guarantors (a)	$26,619	$15,307	$2,926	$6,222	$(5,618)
Interest expense (a)	468	228	7	457	56
Income tax expense (benefit) (a)	10,236	5,909	(803)	2,490	(3,797)
Net income (loss) attributed to non-controlling interest (a)	2,351	—	1,178	80	(2,369)
Depreciation and amortization	9,398	2,024	2,418	4,525	4,707
EBITDA	$49,072	$23,468	$5,726	$13,774	$(7,021)
Loss from non-guarantors other than New Valley LLC	75	14	19	42	53
Equity in (earnings) losses from real estate ventures (b)	(27,070)	(6,391)	2,112	(3,952)	8,672
Purchase accounting adjustments (c)	247	—	179	—	361
Litigation settlement and judgment income (d)	—	—	—	—	(2,469)
Other, net	(2,383)	(632)	(336)	(1,336)	(678)
Adjusted EBITDA	$19,941	$16,459	$7,700	$8,528	$(1,082)
Adjusted EBITDA attributed to non-controlling interest	(5,109)	—	(1,906)	—	1,790
Adjustment to reflect additional 29.41% of Adjusted EBITDA from Douglas Elliman Realty, LLC (e)	3,385	—	2,464	—	(66)
Adjusted EBITDA attributed to New Valley LLC	$18,217	$16,459	$8,258	$8,528	$642

Adjusted EBITDA by Segment
Real Estate (f)	$20,017	$16,477	$8,464	$8,569	$(294)
Corporate and Other	(76)	(18)	(764)	(41)	(788)
Total (g)	$19,941	$16,459	$7,700	$8,528	$(1,082)

Adjusted EBITDA Attributed to New Valley LLC by Segment
Real Estate (f)	$18,293	$16,477	$9,022	$8,569	$1,430
Corporate and Other	(76)	(18)	(764)	(41)	(788)
Total (g)	$18,217	$16,459	$8,258	$8,528	$642

a.
Amounts are derived from Vector Group Ltd.’s Condensed Consolidated Financial Statements. See Note entitled “Condensed Consolidating Financial Information” contained in Vector Group Ltd.’s Form 10-Q for the three and six months ended June 30, 2019.

b.	Represents equity in (earnings) losses recognized from the Company’s investment in certain real estate businesses that are not consolidated in its financial results.

c.	Represents purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company’s ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

d.	Represents proceeds received from a litigation award at Douglas Elliman Realty, LLC.

e.
Represents 29.41% of Douglas Elliman Realty LLC's Adjusted EBITDA in the respective periods. On December 31, 2018, the Company increased its ownership of Douglas Elliman Realty, LLC from 70.59% to 100%.

f.
Includes Adjusted EBITDA for Douglas Elliman Realty, LLC of $19,166 for the last twelve months ended June 30, 2019 and $16,649, $8,379, $7,658 and negative $224 for the three and six months ended June 30, 2019 and 2018, respectively. Amounts reported in this footnote reflect 100% of Douglas Elliman Realty, LLC’s entire Adjusted EBITDA.

g.
New Valley’s Adjusted EBITDA does not include an allocation of Vector Group Ltd.’s “Corporate and Other” segment expenses (for purposes of computing Adjusted EBITDA contained in Table 2 of this press release) of $16,009 for the last twelve months ended June 30, 2019 and $4,272, $3,830, $8,752 and $7,773 for the three and six months ended June 30, 2019 and 2018, respectively.

TABLE 7
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF DOUGLAS ELLIMAN REALTY, LLC ADJUSTED EBITDA
AND DOUGLAS ELLIMAN REALTY, LLC ADJUSTED EBITDA ATTRIBUTED TO REAL ESTATE SEGMENT
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended		Six Months Ended
	June 30,	June 30,		June 30,
	2019	2019	2018	2019	2018

Net income (loss) attributed to Douglas Elliman Realty, LLC	$12,113	$15,138	$5,905	$4,724	$(2,192)
Interest expense	10	2	3	5	48
Income tax expense	15	101	266	101	486
Depreciation and amortization	8,991	1,922	2,315	4,322	4,502
Douglas Elliman Realty, LLC EBITDA	$21,129	$17,163	$8,489	$9,152	$2,844
Equity in earnings from real estate ventures (a)	(1,300)	(285)	(252)	(934)	(877)
Purchase accounting adjustments (b)	247	—	179	—	361
Litigation settlement and judgment income (c)	—	—	—	—	(2,469)
Other, net	(910)	(229)	(37)	(560)	(83)
Douglas Elliman Realty, LLC Adjusted EBITDA	$19,166	$16,649	$8,379	$7,658	$(224)
Douglas Elliman Realty, LLC Adjusted EBITDA attributed to non-controlling interest	(3,385)	—	(2,464)	—	66
Adjustment to reflect additional 29.41% of Adjusted EBITDA from Douglas Elliman Realty, LLC, which represents the additional interest acquired on December 31, 2018 (d)	3,385	—	2,464	—	(66)
Douglas Elliman Realty, LLC Adjusted EBITDA attributed to Real Estate Segment	$19,166	$16,649	$8,379	$7,658	$(224)

a.	Represents equity in earnings recognized from the Company’s investment in certain real estate businesses that are not consolidated in its financial results.

b.	Represents purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company’s ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

c.	Represents proceeds received from a litigation award at Douglas Elliman Realty, LLC.

d.
Represents 29.41% of Douglas Elliman Realty LLC's Adjusted EBITDA in the respective periods. On December 31, 2018, the Company increased its ownership of Douglas Elliman Realty, LLC from 70.59% to 100%.